UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2006

                             CHEVIOT FINANCIAL CORP.
                             ------------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                    0-50529                     56-2423750
-----------------------------      ----------------            -----------------
(State or Other Jurisdiction)     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                                   45211
------------------------------------                              -----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

     On May 23, 2006, the Board of Directors of Cheviot Financial Corp. (the "Company") granted non-statutory stock options and restricted stock awards to a certain director of the Company, as described below. The options and restricted stock awards were granted pursuant to the Company's 2005 Stock-Based Incentive Plan (the "Stock Plan"). Each option and restricted stock award was evidenced by an option agreement or restricted stock agreement executed concurrently with the grant of the individual awards.

                             GRANTS OF STOCK OPTIONS

     The table below sets forth the individual grants, the exercise prices therefor and the vesting dates of stock option grants under the Stock Plan.



  Award
Recipient                  Amount         Exercise Price               Vesting
---------                  ------         --------------               -------
Steven R. Hausfeld          4,460             $12.12                   892 shares on May 23, 2007
                                                                       892 shares on May 23, 2008
                                                                       892 shares on May 23, 2009
                                                                       892 shares on May 23, 2010
                                                                       892 shares on May 23, 2011




                           GRANTS OF RESTRICTED STOCK

  Award
Recipient                           Amount                             Vesting
---------                           ------                             ------
Steven R. Hausfeld                   1,425                             285 shares on May 23, 2007
                                                                       285 shares on May 23, 2008
                                                                       285 shares on May 23, 2009
                                                                       285 shares on May 23, 2010
                                                                       285 shares on May 23, 2011

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     CHEVIOT FINANCIAL CORP.



DATE: May 23, 2006                                   By: /s/ Scott T. Smith
                                                         -----------------------
                                                         Scott T. Smith
                                                         Chief Financial Officer